UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8−K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Lancaster Avenue Malvern, PA	19355−2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610−644−1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
□	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
□	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On April 3, 2012, Vishay Intertechnology, Inc. (“Vishay” or the “Company”) entered into Amendment No. 3 and Incremental Facility Agreement (this “Amendment”) among Vishay, the Incremental Revolving Lenders party hereto, and JPMorgan Chase Bank, in its capacities as administrative agent and issuing bank, relating to the credit agreement dated as of December 1, 2010, as amended on March 2, 2011, and as further amended on September 8, 2011, among the Company, the lenders party thereto and JPMorgan Chase Bank, as administrative agent (the “Credit Facility”).

Pursuant to this Amendment, the Incremental Revolving Lenders have provided incremental revolving commitments to the Company in an aggregate principal amount of $78,000,000, increasing the total Credit Facility commitment to $528,000,000.  Vishay has the ability to request up to $22,000,000 of additional incremental revolving commitments pursuant to the Credit Facility.  Vishay paid an amendment fee of $390,000 to complete this Amendment.

The incremental revolving commitments have terms and conditions identical to the terms and conditions of the existing commitments under the Credit Facility.  This Amendment has no effect on the other existing terms and conditions of the Credit Facility.  Borrowings under the Credit Facility bear interest at LIBOR plus an interest margin.  Vishay is also required to pay facility commitment fees of 0.35% per annum on the total Credit Facility commitment amount.

The description of this Amendment, set forth in this Item 1.01, is qualified in its entirety by reference to the text of this Amendment incorporated by reference in this report as Exhibit 10.1.

Item 2.03 – Creation of a Direct Financial Obligation

The information included under “Item 1.01. Entry into a Material Definitive Agreement” above is incorporated herein by reference.

Item 8.01 – Other Events

On April 3, 2012, Vishay issued a press release regarding the matters described in Item 1.01 above.

A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                      Description

10.1
Amendment No. 3 and Incremental Facility Agreement dated April 3, 2012, among Vishay Intertechnology, Inc., the Incremental Revolving Lenders party hereto, and JPMorgan Chase Bank, N.A. in its capacities as administrative agent and issuing bank, relating to the credit agreement dated as of December 1, 2010, as amended on March 2, 2011, and as further amended on September 8, 2011, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press release dated April 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2012

VISHAY INTERTECHNOLOGY, INC.

By: /s/ Lori Lipcaman
Name:  Lori Lipcaman
Title:  Executive Vice President and
           Chief Financial Officer